Exhibit 32.1
MEDIFAST, INC.
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q (the “Report”) for the quarter ended September 30, 2026 of Medifast, Inc. (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Nicholas M. Johnson, Chief Executive Officer and I, James P. Maloney, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company.

By:	/s/ NICHOLAS M. JOHNSON
Nicholas M. Johnson
Chief Executive Officer
October 26, 2026

/s/ JAMES P. MALONEY
James P. Maloney
Chief Financial Officer
October 26, 2026